UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 5, 2020

NIELSEN HOLDINGS PLC

(Exact name of Registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

85 Broad Street New York, New York 10004	Nielsen House John Smith Drive Oxford Oxfordshire OX4 2WB United Kingdom

(Address of principal executive offices)

+1 (646) 654-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Attendance at the Annual Meeting

Since publishing the Proxy Statement and Notice of Annual General Meeting on April 1, 2020, Nielsen Holdings plc (the “Company”) has continued to monitor the situation with regards to the novel Coronavirus (“COVID-19”) pandemic. The health and well being of our associates, shareholders and the communities in which we operate remain our priority.

In light of the emergency order introduced by the Governor of Massachusetts on March 23, 2020, which imposes stringent restrictions on public gatherings, as well as the Stay-At-Home Advisory issued on March 24, 2020 (each of which has been extended to May 18, 2020) (collectively, the “COVID Restrictions”), shareholders are strongly advised, both for their own well being and to reduce the risk of aiding the spread of the COVID-19 virus, to participate in the Annual Meeting online and not to seek to attend the Annual Meeting in person. Shareholders should note that, in light of the prevailing restrictions, the Company expects to conduct the in person portion of its 2020 Annual Meeting employing public health recommended social distancing directives and restrictions on public gathering, including requiring all attendees to wear a self-provided mask or cloth face covering. The Company cannot provide assurances that every shareholder who would like to attend in person will be able to attend in person. Further details on how to participate in the Annual Meeting online and how to vote by internet, telephone or mail and ask questions online during the Annual Meeting are set out in the Proxy Statement.

We very much regret the restrictions that apply to physical attendance at this year’s Annual Meeting but we are grateful to shareholders for their understanding in these exceptional times. Shareholders should continue to monitor and act in accordance with guidance issued by federal, state and local governments, including the COVID-19 Restrictions. Shareholders should also continue to monitor Nielsen’s website for any updates in relation to the Annual Meeting arrangements that may need to be provided.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2020

NIELSEN HOLDINGS PLC

By:	/s/ Emily Epstein
Name:	Emily Epstein
Title:	Secretary